Condensed Consolidated Statements of Operations (Unaudited) - USD ($)	3 Months Ended		12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Dec. 31, 2019	Dec. 31, 2018
Grant and collaboration revenue	$ 715,977	$ 364,232	$ 1,175,896	$ 963,203
Operating expenses:
Research and development	808,936	555,718	1,910,715	1,878,652
General and administrative	502,345	510,064	1,637,674	1,647,268
Total operating expenses	1,311,281	1,065,782	3,548,389	3,525,920
Loss from operations	(595,304)	(701,550)	(2,372,493)	(2,562,717)
Other income (expense):
Interest income	752	1,224	6,359	5,213
Interest expense	(1,142)	(1,128)	(4,495)	(2,590)
Total other income (expense)	(390)	96	1,864	2,623
Net loss	$ (595,694)	$ (701,454)	$ (2,370,629)	$ (2,560,094)
Basic and diluted:
Loss per common share (in dollars per share)	$ (0.13)	$ (2,851.44)	$ (39.25)	$ (15,610.33)
Weighted average shares outstanding (in shares)	4,687,893	246	60,402	164